CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Perritt Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Perritt Funds, Inc. for the year ended October 31, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Perritt Funds, Inc. for the stated period.

/s/  Michael J. Corbett                 /s/  Michael J. Corbett
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Michael J. Corbett                      Michael J. Corbett
President, Perritt Funds, Inc.          Treasurer, Perritt Funds, Inc.

Dated:  January 5, 2005
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Perritt Funds, Inc. for purposes of the Securities Exchange Act of 1934.